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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   May 12, 2005 (May 10, 2005)
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                        D & K HEALTHCARE RESOURCES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


            000-20348                                   43-1465483
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     (Commission File Number)                (IRS Employer Identification No.)


    8235 Forsyth Blvd, St. Louis, MO                       63105
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 (Address of Principal Executive Offices)                (Zip Code)


                                 (314) 727-3485
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act



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                        D & K HEALTHCARE RESOURCES, INC.

                                    FORM 8-K


ITEM 8.01 OTHER EVENTS.

     On May 10, 2005, D&K Healthcare Resources, Inc. (the "Company") received proceeds for the settlement of a class action lawsuit amounting to $3.2 million ($1.9 million, after tax) that will reduce cost of sales in our fourth fiscal quarter.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 12, 2005


                                              D & K HEALTHCARE RESOURCES, INC.


                                              By:   /s/ Thomas S. Hilton
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                                                        Thomas S. Hilton
                                                   Senior Vice-President and
                                                    Chief Financial Officer


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